UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑                                   Filed by the Registrant

☐                                   Filed by a Party other than the Registrant

Check the appropriate box:

☐                                   Preliminary Proxy Statement

☐                                   Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐                                   Definitive Proxy Statement

☑                                   Definitive Additional Materials

☐                                   Soliciting Material Pursuant to §.240.14a-12

Rockwell Collins, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑                                   No fee required.

☐                                   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5) Total fee paid:

☐                                   Fee paid previously with preliminary materials:

☐                                   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 04, 2016

ROCKWELL COLLINS, INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: December 07, 2015
Date: February 04, 2016 **Time:** 11:00 AM CST
Location: The Cedar Rapids Marriott
1200 Collins Road NE
Cedar Rapids, IA 52402

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . . Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . 0000259998_2 R1.0.0.51160 1. Annual Report 2. Form 10-K 3. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 21, 2016 to facilitate timely delivery.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

01 J A EDWARDSON

02 A J POLICANO

03 J L TURNER

The Board of Directors recommends you vote FOR the following proposal(s):

2 ADVISORY VOTE ON EXECUTIVE COMPENSATION: For a non-binding resolution to approve the compensation of the named executive officers.

3 SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: For the selection of Deloitte & Touche LLP for fiscal year 2016.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000259998_4 R1.0.0.51160

ROCKWELL COLLINS, INC. ANNUAL MEETING TO BE HELD ON 02/04/16 AT 11:00 A.M. CST
FOR HOLDERS AS OF 12/07/15 * ISSUER CONFIRMATION COPY - INFO ONLY *
1 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

774341101

DIRECTORS
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100
1. - 01-J.A. EDWARDSON,02-A.J. POLICANO,03-J.L. TURNER

PROPOSAL(S) — DIRECTORS RECOMMEND

2. *- ADVISORY VOTE ON EXECUTIVE COMPENSATION: FOR A NON-BINDING -------->>> RESOLUTION TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. FOR --->>> 0029440

3. - SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: FOR --->>> THE SELECTION OF DELOITTE & TOUCHE LLP FOR FISCAL YEAR 2016. FOR --->>> 0010200

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. --->>>

VIF11H

FOLD AND DETACH HERE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 02/04/16 FOR ROCKWELL COLLINS, INC.
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** | **
- PROXY STATEMENT - ANNUAL REPORT
- 10-K REPORT

2 -I -S

DIRECTORS
(MARK "X" FOR ONLY ONE BOX)

X FOR ALL NOMINEES
X WITHHOLD ALL NOMINEES
X WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

USE NUMBER ONLY ____________

000

2. FOR AGN ABS ▢ ▢ ▢

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK **X**

SEE VOTING INSTRUCTION NO. 2 ON REVERSE

A/C:

3. FOR AGN ABS ▢ ▢ ▢

774341101

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING X

P70902

Broadridge™

51 MERCEDES WAY
EDGEWOOD NY 11717

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ROCKWELL COLLINS, INC.
ATTN: CAROLYN J. SMITH
400 COLLINS ROAD NE
M/S 124-323
CEDAR RAPIDS, IA 52498-0001

FOR ▢

FOLD AND DETACH HERE

SIGNATURE(S) DATE

VOTING INSTRUCTIONS TO OUR CLIENTS: WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING. FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM. FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SECURITIES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD. PLEASE NOTE THAT UNDER A RULE AMENDMENT ADOPTED BY THE NEW YORK STOCK EXCHANGE FOR SHAREHOLDER MEETINGS HELD ON OR AFTER JANUARY 1, 2010, BROKERS ARE NO LONGER ALLOWED TO VOTE SECURITIES HELD IN THEIR CLIENTS’ ACCOUNTS ON UNCONTESTED ELECTIONS OF DIRECTORS UNLESS THE CLIENT HAS PROVIDED VOTING INSTRUCTIONS (IT WILL CONTINUE TO BE THE CASE THAT BROKERS CANNOT VOTE THEIR CLIENTS’ SECURITIES IN CONTESTED DIRECTOR ELECTIONS). CONSEQUENTLY, IF YOU WANT US TO VOTE YOUR SECURITIES ON YOUR BEHALF ON THE ELECTION OF DIRECTORS, YOU MUST PROVIDE VOTING INSTRUCTIONS TO US. VOTING ON MATTERS PRESENTED AT SHAREHOLDER MEETINGS, PARTICULARLY THE ELECTION OF DIRECTORS IS THE PRIMARY METHOD FOR SHAREHOLDERS TO INFLUENCE THE DIRECTION TAKEN BY A PUBLICLY-TRADED COMPANY. WE URGE YOU TO PARTICIPATE IN THE ELECTION BY RETURNING THE ENCLOSED VOTING INSTRUCTION FORM TO US WITH INSTRUCTIONS AS TO HOW TO VOTE YOUR SECURITIES IN THIS ELECTION. IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE. THE FOLLOWING INSTRUCTIONS PROVIDE SPECIFICS REGARDING THE MEETING FOR WHICH THIS VOTING FORM APPLIES. INSTRUCTION 1 ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED “ROUTINE”. WE WILL VOTE IN OUR DISCRETION ON ALL PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED. IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS. INSTRUCTION 2 IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING ON ONE OR MORE MATTERS BEFORE THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS. INSTRUCTION 3 IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. INSTRUCTION 4 WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED. **IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY- HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER. THESE MATERIALS ARE BEING SENT AT NO COST TO YOU. Proxy Services P.O. Box 9175 Farmingdale NY 11735-9852 P.O. Box 9175 Please ensure you fold then detach and retain this portion of the Voting Instruction Form WRONG WAY Fold and Detach Here Fold and Detach Here

ROCKWELL COLLINS, INC. ANNUAL MEETING OF SHAREOWNERS Thursday, February 4, 2016 11:00 a.m. (CST) The meeting will be held at: THE CEDAR RAPIDS MARRIOTT 1200 Collins Road NE Cedar Rapids, IA 52402 Important Notice Regarding the Availability of Proxy Materials for the Annual Shareowner Meeting to be Held on February 4, 2016. Notice is hereby given that the Annual Meeting of Shareowners of Rockwell Collins, Inc. will be held at The Cedar Rapids Marriott, 1200 Collins Road NE, Cedar Rapids, IA on Thursday, February 4, 2016 at 11:00 a.m. (CST). This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. You are encouraged to request to receive your future proxy materials by e-mail delivery. Go to www.investorelections.com/col and follow the instructions. The Proxy Statement, Annual Report and Form 10-K are available at www.proxydocs.com/col If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before January 21, 2016 to facilitate timely delivery. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends a vote FOR the following proposals: 1. For the election of three directors to serve as Class III directors. 2. For a non-binding resolution to approve the compensation of the named executive officers. 3. For the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2016. You may immediately vote your proxy on the Internet at: www.proxypush.com/col • Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CST) on February 3, 2016. • Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

To request paper copies of the proxy materials, which include the proxy card, Proxy Statement, Annual Report and Form 10-K, please contact us via: Internet – Access the Internet and go to www.investorelections.com/col . Follow the instructions to log in, and order copies. Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. E-mail – Send us an e-mail at paper@investorelections.com with “COL Materials Request” in the subject line. The e-mail must include: • The 11-digit control # located in the box in the upper right hand corner on the front of this notice. • Your preference to receive printed materials via mail -or- to receive an e-mail with links to the electronic materials. • If you choose e-mail delivery you must include the e-mail address. • If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the e-mail.

Subject: Rockwell Collins Notice of the 2016 Annual Meeting of Shareowners

Dear Rockwell Collins Employee:

You are receiving this e-mail because you own Rockwell Collins shares as a result of your investment in the Rockwell Collins Stock Fund in one of the Retirement Savings Plans. You are encouraged to review the information below and to vote your shares in connection with the 2016 Annual Meeting of Shareowners of Rockwell Collins. To reduce costs and be environmentally responsible, the company is sending you this e-mail and providing you with electronic access to the company’s Proxy Statement, Annual Report and Form 10-K instead of sending paper copies of these annual meeting materials.

Below you will find links to the electronic voting site to view the company’s Proxy Statement, Annual Report and Form 10-K. This electronic voting site enables you to confidentially vote your shares online, at your convenience, with the control number listed below.

You can view your materials and vote electronically by visiting: http://www.proxydocs.com/col

Your 11 digit control number is: [XXXXXXXXXXX]

You may view the Proxy Statement, Annual Report and Form 10-K by using the link provided above, or going directly to: http://www.rockwellcollins.com/annualmeeting

Although we encourage you to view the Proxy Statement, Annual Report and Form 10-K online, you may order paper copies by making a request on the following site: http://www.proxydocs.com/col

If you hold shares in other accounts, you may receive a separate notice or a paper delivery of the annual meeting materials for those accounts. I encourage you to elect to receive future electronic delivery of the annual meeting materials for your account(s) by visiting http://www.proxydocs.com/col and following the instructions.

We sincerely hope that you will vote your shares in connection with the 2016 Annual Meeting of Shareowners.

Sincerely,
Robert J. Perna
Senior Vice President,
General Counsel & Secretary
Rockwell Collins, Inc.